Income Taxes - Schedule of Income Tax Provision Computed at Federal Statutory Corporate Tax Rate (Details)	3 Months Ended		12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Dec. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Expected provision at Federal statutory tax rate			21.00%	21.00%
State tax expense, net of Federal benefit			2.17%	3.17%
Change in valuation allowance			(20.80%)	(23.35%)
Permanent difference			(2.05%)	(0.73%)
Other			(0.34%)	(0.24%)
Total	0.00%	0.00%	(0.02%)	(0.15%)